SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report:
December 17, 2002

BAR HARBOR BANKSHARES

                                                                        MAINE                          841105-D                          01-0293663
                                                                         (State)                (Commission File Number)         (IRS Employer ID)

Address of Principal Executive Officers:

PO Box 400, 82 Main Street
Bar Harbor, ME 04609-0400

Registrant’s Telephone Number: (207) 288-3314

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On December 17, 2002, the Board of Directors of Bar Harbor Bankshares (the "Company") voted to continue the Company's stock repurchase plan through December 31, 2003.

The Company's press release dated December 17, 2002, with respect thereto is annexed to this Report as Exhibit 99.1.

ITEM 7 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements: Not applicable

(b) Pro forma financial information: Not applicable

(c) Exhibits:

      99.1     Company's Press release dated December 17, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2002

BAR HARBOR BANKSHARES

/s/Joseph M. Murphy

Joseph M. Murphy
President and Chief Executive Officer

For More Information Contact:

Joseph M. Murphy
Bar Harbor Bankshares
(207) 288-3314

For immediate release:

Bar Harbor Bankshares Board Authorizes Continuation of Stock Repurchase Plan

BAR HARBOR, MAINE -- December 17, 2002:  The Board of Directors of Bar Harbor Bankshares (AMEX: BHB) previously approved a stock repurchase plan on September 14, 1999 which was continued by the Board of Directors through December 31, 2002.   The Board of Directors of Bar Harbor Bankshares approved today the continuation of the Company's stock repurchase plan through December 31, 2003.   No other changes have been made to the Company's stock repurchase plan.